UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): August 18, 2020

TrustCo Bank Corp NY
(Exact Name of Registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State or other jurisdiction of incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2020, the Board of Directors of TrustCo Bank Corp NY (the “Company”) elected Kimberly Adams Russell and Frank B. Silverman as members of the Board of Directors of the Company and the board of directors of the Company’s wholly-owned subsidiary, Trustco Bank, in each case effective immediately. The Company anticipates that Ms. Russell and Mr. Silverman will participate in the Company’s cash and equity compensation programs for its non-employee directors, but has not made any awards under such programs to them in connection with their elections.

Ms. Russell has been appointed to serve on the Audit, Board Compliance, Compensation, Fiduciary, Nominating and Corporate Governance and Risk Committees of the Board of Directors of the Company.  In addition, Ms. Russell, immediate family members and organizations with which she is associated are deposit customers of Trustco Bank and have obtained loans and other extensions of credit from Trustco Bank, each of which were made in the ordinary course of business, do not involve more than normal risk of collectability, do not present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Trustco Bank transactions with unaffiliated persons.  There are no family relationships between Ms. Russell and other officers or directors of the Company.  There is no arrangement or understanding between Ms. Russell and any other persons pursuant to which she was selected to serve as a director of the Company.

Mr. Silverman has been appointed to serve on the Board Compliance, Fiduciary and Risk Committees of the Board of Directors of the Company.  Trustco Bank and entities controlled and managed by Mr. Silverman (in his capacity as managing member of each entity, 100% owner of the lessor of the Leesburg, Florida property listed first below, and 50% owner of each other lessor entity listed below) have entered into lease agreements, on arms’ length terms, for commercial properties at which Trustco Bank branch offices are located:

•
Lease for property located in Altamonte Springs, Florida.  The rent commencement date was April 1, 2014 and the lease term ends March 31, 2029.  The lease currently provides for annual rent of $65,890 and fees (for common area maintenance, property insurance and property taxes) of $13,506.  The aggregate estimated payments (inclusive of rent and fees, and excluding sales tax) from January 1, 2019 through the end of the lease term are expected to be $845,258.

•
Lease for property located in Katonah, New York.  The rent commencement date was April 1, 2013 and the lease term ends March 31, 2033.  The lease currently provides for annual rent of $80,850 and fees (for common area maintenance, property insurance and property taxes) of $40,364.  The aggregate estimated payments (inclusive of rent and fees) from January 1, 2019 through the end of the lease term are expected to be $1,852,618.

•
Lease for property located in Leesburg, Florida.  The rent commencement date was August 1, 2006 and the lease term ends July 31, 2026.  The lease currently provides for annual rent of $85,299 and fees (for common area maintenance, property insurance and property taxes) of $19,936.  The aggregate estimated payments (inclusive of rent and fees, and excluding sales tax) from January 1, 2019 through the end of the lease term are expected to be $849,213.

•
Lease for property located in Leesburg, Florida.  The rent commencement date was August 1, 2007 and the lease term ends July 31, 2027.  The lease currently provides for annual rent of $85,926 and fees (for common area maintenance, property insurance and property taxes) of $15,546.  The aggregate estimated payments (inclusive of rent and fees, and excluding sales tax) from January 1, 2019 through the end of the lease term are expected to be $922,485.

•
Lease for property located in Orlando, Florida.  The rent commencement date was April 1, 2008 and the lease term ends March 31, 2028.  The lease currently provides for annual rent of $88,184 and fees (for common area maintenance, property insurance and property taxes) of $14,471.  The aggregate estimated payments (inclusive of rent and fees, and excluding sales tax) from January 1, 2019 through the end of the lease term are expected to be $1,002,474.

•
Lease for property located in Vero Beach, Florida.  The rent commencement date was February 1, 2018 and the lease term ends January 31, 2033.  The lease currently provides for annual rent of $69,900 and fees (for common area maintenance, property insurance and property taxes) of $21,438.  The aggregate estimated payments (inclusive of rent and fees, and excluding sales tax) from January 1, 2019 through the end of the lease term are expected to be $1,394,685.

In addition, Mr. Silverman, immediate family members and organizations with which he is associated are deposit customers of Trustco Bank and have obtained loans and other extensions of credit from Trustco Bank, each of which were made in the ordinary course of business, do not involve more than normal risk of collectability, do not present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Trustco Bank transactions with unaffiliated persons.  There are no family relationships between Mr. Silverman and other officers or directors of the Company.  There is no arrangement or understanding between Mr. Silverman and any other persons pursuant to which he was selected to serve as a director of the Company.

On August 21, 2020, the Company issued a press release regarding the elections of Ms. Russell and Mr. Silverman, a copy of which is furnished as Exhibit 99(a) to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(a)	Press release dated August 21, 2020 announcing the Election of Kimberly Adams Russell and Frank B. Silverman to the Board of Directors of TrustCo Bank Corp NY.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 21, 2020

TRUSTCO BANK CORP NY
(Registrant)

	By:	/s/Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and Chief Financial Officer